Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Registrant’s trustees and executive officers, investment adviser, affiliated persons of the investment adviser, and persons who own more than 10% of a registered class of the Registrant’s equity securities to file Section 16(a) forms with the SEC reporting their affiliation with the Registrant, their ownership, and changes in their ownership of the Registrant’s shares. Those persons and entities are required by SEC regulations to furnish the Registrant with copies of all Section 16(a) forms they file or those filed on their behalf. Based solely on a review of those Section 16(a) forms furnished to it, the Registrant believes that all such filing requirements were met on a timely basis during the last fiscal year, except with respect to the filings described below.

On July 15, 2019, a Form 3 was filed on behalf of Andrew Donohue, an affiliated person of the Registrant’s investment adviser. That filing should have been made by July 5, 2019.

On December 9, 2019, a Form 3 was filed on behalf of Principal Life Insurance Company, a 10% beneficial owner of the Registrant. That filing should have been made by August 16, 2019.

On December 10, 2019, a Form 3 was filed on behalf of Principal Financial Services, Inc., a 10% beneficial owner of the Registrant. That filing should have been made by July 5, 2019.

On December 9, 2019, a Form 3 was filed on behalf of Principal Global Investors, LLC, the Registrant’s investment adviser. That filing should have been made by July 5, 2019.

Classification: Internal Use